Exhibit 10.3

CURIS, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of August 6, 2007 by and among (i) Curis, Inc., a Delaware corporation, (the “Company”) and (ii) each person listed on Schedule 1 hereto (each of the persons or entities described in clause (ii), individually, an “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company has agreed to issue and sell to the Purchasers, and the Purchasers have agreed to purchase from the Company, (i) an aggregate of 12,220,916 shares (the “Shares”) of the authorized but unissued shares of common stock, $0.01 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the “Common Stock) and (ii) warrants to purchase an aggregate of 4,277,322 shares of Common, in each case all upon the terms and subject to the conditions set forth in that certain Common Stock Purchase Agreement, dated as of the date hereof, between the Company and the Purchasers (the “Stock Purchase Agreement”); and

WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Purchasers to enter into, execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

“Affiliates” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Board” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware or the Commonwealth of Massachusetts are authorized or required by law or other governmental action to close.

“Closing Date” means the date on which the transactions contemplated by the Stock Purchase Agreement are consummated.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Person” (whether or not capitalized) means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Shares” means, at the relevant time of reference thereto, the Shares and the Warrant Shares (including in each case any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification, exchange, conversion or the like), provided, however, that the term “Registrable Shares” shall not include any of the Shares or Warrant Shares that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

“Registration Statement” means the Mandatory Registration Statement, any Demand Registration on Form S-3, and any additional registration statements contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Warrants” means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Purchasers pursuant to the Stock Purchase Agreement, a form of which is attached to the Stock Purchase Agreement as Exhibit A.

“Warrant Shares” means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

2. MANDATORY REGISTRATION.

(a) As promptly as possible after the date hereof, and in any event no later than 30 days after the date of this Agreement (the date which occurs 30 days after the date of this Agreement, the “Filing Date”) the Company will prepare and file with the SEC a registration statement on Form S-3 (or such other appropriate form) for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, each Purchaser as an initial selling stockholder thereunder (the “Mandatory Registration Statement”). The Mandatory Registration Statement shall permit the

Purchasers to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Shares. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Purchasers. The Company agrees to use its best efforts to cause the Mandatory Registration Statement to be declared effective as soon as possible but in no event later than (the “Mandatory Effective Date”) one hundred and twenty (120) calendar days after the Filing Date (if no SEC review of the Mandatory Registration Statement) or one hundred fifty (150) calendar days after the Filing Date (if there is an SEC review of the Mandatory Registration Statement), and to file with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory Registration Statement will not be “reviewed” or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an “Acceleration Request”), which request shall request an effective date that is within three (3) Business Days of the date of such request. The Company shall notify each Purchaser in writing promptly (and in any event within one (1) Business Day) after the Company’s submission of an Acceleration Request to the SEC. The Company shall be required to keep the Mandatory Registration Statement continuously effective (including through the filing of any required post-effective amendments) until the earlier to occur of (i) the date after which all of the Registrable Shares registered thereunder shall have been sold and (ii) the second (2nd) anniversary of the Mandatory Effective Date; provided, that in either case such date shall be extended by the amount of time of any Suspension Period. Thereafter, the Company shall be entitled to withdraw the Mandatory Registration Statement and, upon such withdrawal, the Purchasers shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory Registration Statement (or any Prospectus relating thereto).

(b) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Purchasers a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that the continued use by the Purchasers of the Mandatory Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Mandatory Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Purchasers, of the Mandatory Registration Statement (and the Prospectus relating thereto), then the right of the Purchasers to use the Mandatory Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the “Suspension Period”) not greater than fifteen consecutive Business Days during any consecutive twelve (12) month period; provided, however, that in no event, without the prior written consent of a Purchaser and upon entry between the Company and Purchaser of a confidentiality agreement with respect to such material non-public information, shall the Company disclose to such Purchaser any of the facts or circumstances regarding material non-public information giving rise to such suspension. During the Suspension Period, the Purchasers shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Mandatory Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Mandatory Registration Statement

(and the Prospectus relating thereto) pursuant to this Section 2(c), the Company will use its commercially reasonable efforts to as promptly as possible lift any suspension, provide the Purchasers with revised Prospectuses, if required, and will notify the Purchaser of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Mandatory Registration Statement.

(c) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Purchaser pursuant to this Section 2 or Section 3 that such Purchaser furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Purchaser’s Registrable Securities.

2A. MANDATORY S-3 REGISTRATION RIGHTS

(a) If at any time any Registrable Shares are not able to be resold pursuant to an effective Mandatory Registration Statement, and if Form S-3 (or other equivalent form) is then available for the registration of such Registrable Shares, and the Company shall receive from any Purchaser (including for this purpose its Affiliates) who holds (or who together hold) at least fifteen percent (15%) of the then outstanding Registrable Shares a written request or requests (a “Demand Notice”) that the Company effect a registration on Form S-3 (a “Demand Registration”), or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Purchaser(s), then the Company will promptly give written notice of the proposed registration and the Purchaser’s or Purchasers’ request therefor to all other Purchasers, and use best efforts to effect such registration, as soon as practicable and in any event within thirty (30) days, of all or such portion of such Purchaser’s or Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Purchaser or Purchasers joining in such request as are specified in a written request given within ten (10) business days after receipt of such written notice from the Company; provided, however, that the Company may temporarily suspended the use of such registration statement for the same reasons and on the same terms as described in Section 2(b) above. The Company shall not be required to effect more than three (3) registrations pursuant to this Section 2A(a) during any consecutive twelve (12) month period.

(b) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Purchaser pursuant to this Section 2 or Section 3 that such Purchaser furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Purchaser’s Registrable Securities.

3. “PIGGYBACK REGISTRATION”.

(a) If at any time any Registrable Shares are not able to be resold pursuant to an effective Registration Statement, and the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Purchasers twenty (20) days prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Purchasers the opportunity to register such number of Registrable Shares as each such Purchaser may request. Upon the written request of any Purchaser given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Shares of such Purchaser, to the extent requested to be registered.

(b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Purchasers to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Purchasers), pro rata among such stockholders on the basis of the number of shares of Common Stock that each of them has requested to be included in such registration, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Company.

(c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Shares of any Purchaser therein unless such Purchaser accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

4. OBLIGATIONS OF THE COMPANY. In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as practicable:

(a) No less than five (5) Business Days prior to filing, as required hereunder, the Mandatory Registration Statement or Prospectus or any amendments or supplements thereto (including any document that would be incorporated or deemed to have been incorporated therein by reference (other than documents containing material nonpublic information)) or any other registration statement contemplated by this Agreement, the Company shall (i) furnish to each Investor and any counsel selected by the Investors holding a majority of the Registrable Shares (“Investors’ Counsel”) copies of all such documents to be filed with the SEC, which documents shall be subject to the review of the Investors and Investors’ Counsel, (ii) cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Investors’ Counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Investors and the Investors’ Counsel of any stop order issued or threatened by the SEC and use best efforts to prevent the entry of such stop order or to remove it if entered. The Company shall not file the Mandatory Registration Statement, Prospectus or any amendments or supplements (other than periodic reports required under the Exchange Act) thereto to which Investors holding a majority of the Registrable Shares shall reasonably object to in writing prior to filing; provided; however that the deadline set forth in Section 2 hereof by which date the Mandatory Registration Statement is to be filed shall be tolled during any period in which the Company and the Investors address matters raised by the Investors in such written objection only if, and for so long as, such objecting Investors consent in writing to such tolling.

(b) Prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as necessary to register for resale under the Securities Act all of the Registrable Shares (including naming any permitted transferees of Registrable Shares as selling stockholders in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Purchasers true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Purchasers and Purchasers’ Counsel as promptly as possible (i) when the SEC notifies the Company whether there will be a “review” of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Shares or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Purchasers may be entitled under this Agreement, if any of the events described in Section 4(c)(ii)(A), 4(c)(ii)(B), and 4(c)(ii)(C) occur, the Company shall use best efforts to respond to and correct the event.

(d) Notify the Purchasers and Purchasers’ Counsel as promptly as possible of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, give notice to each Purchaser) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Purchasers will not offer or sell Registrable Shares until the Company has notified the Purchasers that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Purchasers (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(d) and deliver copies of same as above provided in Section 4(h) hereof), and it being further understood that, in the case of the Mandatory Registration Statement, any such period during which the Purchasers are restricted from offering or selling Registrable Shares shall constitute a Suspension Period.

(e) Upon the occurrence of any event described in Section 4(d) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(f) Use best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as possible (it being understood that, in the case of the Mandatory Registration Statement, any period during which the effectiveness of the Mandatory Registration Statement or the qualification of any Registrable Shares is suspended shall constitute a Suspension Period).

(g) Furnish to the Purchasers and Purchasers’ Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Purchaser or Purchasers’ Counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

(h) As promptly as possible furnish to each selling Purchaser, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Purchaser may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(i) Use best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Shares under such other securities or blue sky laws of such jurisdictions as each Purchaser shall request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Purchaser to consummate the public sale or other disposition of Registrable Shares in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

(j) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Stock Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as such Purchasers may request.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Purchasers, any managing underwriter participating in any disposition pursuant to a Registration Statement, Purchasers’ Counsel and any attorney, accountant or other agent retained by Purchasers or any managing underwriter, in connection with the sale of the Registrable Shares, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests and consents in advance in writing to receive such material, nonpublic information and, if requested by the Company, such Purchaser agrees in writing to treat such information as confidential.

(l) At the request of an Affiliate, the Company shall amend any Registration Statement to include such Affiliate as a selling stockholder in such Registration Statement. Comply with all applicable rules and regulations of the SEC in all material respects.

5. EXPENSES OF REGISTRATION. The Company shall pay for all expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 4 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC, the Nasdaq Global Market and in connection with applicable state securities or blue sky laws), (ii) all printing expenses, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company and Purchasers’ counsel, and (v) all fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

6. DELAY OF REGISTRATION AND PAYMENTS. Subject to Section 11(d) hereof, the Purchasers and the Company (other than with respect to Section 4(d) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement. The Company shall make the following payments to each Purchaser in the event of any of the following delays pertaining to the registration statement covering the Registrable Securities: (a) if the Company shall not have prepared and filed a registration statement with the SEC covering the resale of the Registrable Securities on or prior to the Filing Date, then the Company shall pay each Purchaser an amount in cash or stock, at the election of such Purchaser, equal to 1.0% of the purchase price of the Shares and Warrants paid by such Purchaser for every 30 calendar day period (or pro rata portion if fewer than 30 calendar days) during which the Company has not filed such registration statement and until such registration statement has been filed; and (b) if the SEC shall not have declared effective such registration statement on or prior to the Mandatory Effective Date, then the Company shall pay to each Purchaser an amount in cash or stock, at the election of the Purchaser, equal to 1.0% of the purchase price of the Shares and Warrants paid by such Purchaser for every 30 day calendar period during (or pro rata portion if fewer than 30 calendar days) during which such registration statement has not been declared effective and until the date on which such registration statement has been declared effective by the SEC; provided, that the maximum aggregate amount of fees paid by the Company to the Purchasers under this Section 6 shall not exceed 10% of the total purchase price paid by the Purchasers for the Shares and the Warrants. The amounts payable as provided hereinabove shall be paid by the Company monthly in cash (unless a Purchaser elects for payment in stock) and without demand by the Purchaser within fifteen (15) Business Days of the last day of each month following the commencement of any obligation to make payment. Such payments shall not affect the right of the Purchaser to seek injunctive relief.

7. INDEMNIFICATION. In the event that any Registrable Shares of the Purchasers are included in a Registration Statement pursuant to this Agreement:

(a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Purchaser and each officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner and limited partner (and affiliates thereof) of such Purchaser, each broker or other person acting on behalf of such Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (the “Losses”) to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c) hereof, the Company will reimburse on demand such Purchaser, such broker or other person acting on behalf of such Purchaser or such officer, director, fiduciary, employee, member (or other equity holder), general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such Registration Statement.

(b) To the fullest extent permitted by law, each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other Purchasers against any Losses to which the Company or any such director, officer or controlling person or other Purchaser may become subject to, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereto) solely arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, or solely arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such Registration Statement; and, subject to the provisions of Section 7(d) hereof, such Purchaser will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other Purchaser in connection with investigating or defending any such Losses, provided, however, that the maximum amount of liability of such Purchaser hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Purchaser from the sale of Registrable Shares covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Purchaser against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

(c) As promptly as possible after receipt by an indemnified party under this Section 7 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

(d) If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

(e) If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) 7(c) and 7(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

(f) The indemnity and contribution agreements contained in this Section are in addition to any liability that any indemnifying party may have to any indemnified party.

8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Purchasers the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell the Registrable Shares to the public without registration, the Company agrees to use best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144, and (iv) as long as any Investor owns any Shares or Warrant Shares, to furnish in writing upon such Investor’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares without registration

9. TRANSFER OF REGISTRATION RIGHTS. Each Purchaser may assign or transfer any or all of its rights under this Agreement to any Person, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Purchaser. Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 9, such permitted assignee or transferee shall be deemed to be an “Purchaser” for all purposes of this Agreement.

10. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

11. MISCELLANEOUS.

(a) This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of (i) the holders of a majority of the then outstanding Registrable Shares and (ii) the Company; provided that, with respect to any right, term or provision affecting an Purchaser that does not similarly affect all Purchasers, then such right, term or provision shall not be amended, modified or terminated, and no such right, term or provision shall be waived, except with the written consent of such Purchaser.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 9 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Purchaser (including any successors or assigned) shall cease to own any Registrable Shares, all of such Purchaser’s rights under this Agreement shall immediately terminate.

(c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A hereto, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

(d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative, and shall be in addition to the payment of fees as set forth in this Agreement.

(e) This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

(f) Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

(g) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

(h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns.

[signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

CORPORATION:

CURIS, INC.

By:	/s/ Michael P. Gray
Name:	Michael P. Gray
Title:	Chief Operating Officer and Chief Financial Officer

PURCHASERS:

RA CAPITAL BIOTECH FUND, L.P.

By:	RA Capital Management, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Peter Kolchinsky
Manager

RA CAPITAL BIOTECH FUND II, L.P.

By:	RA Capital Management, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Peter Kolchinsky
Manager

PURCHASERS:

BIOTECHNOLOGY VALUE FUND, L.P.

By:	BVF Partners, L.P., its general partner

By: BVF, Inc., its general partner

By:	/s/ Mark N. Lampert
Mark N. Lampert
President

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	BVF Partners L.P., general partner

By: BVF, Inc., general partner

By:	/s/ Mark N. Lampert
Mark Lampert
President

BVF INVESTMENTS, L.L.C.

By:	BVF Partners L.P., its manager

By: BVF Inc., its general partner

By:	/s/ Mark N. Lampert
Mark Lampert
President

INVESTMENT 10, L.L.C.

By:	BVF Partners L.P., its attorney-in-fact

By: BVF Inc., its general partner

By:	/s/ Mark N. Lampert
Mark Lampert
President

PURCHASERS:

THE BIOTECH GROWTH TRUST PLC

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE POST VENTURE IV L.P.

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE INTEGRATED HOLDINGS, V, LP

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE NETHERLANDS II, L.P.

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE NETHERLANDS III, LP

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE VENTURE CAPITAL VI, L.P.

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

Exhibit A

All correspondence to the Company shall be addressed as follows:

Curis, Inc.

45 Moulton Street

Cambridge, MA 02138

Attention: Legal

Telecopier: (617) 503-6501

with copies to:

Curis, Inc.

45 Moulton Street

Cambridge, MA 02138

Attention: Chief Financial Officer

Telecopier: (617) 503-6501

All correspondence to the Purchasers shall be addressed as follows:

RA Capital Biotech Fund, L.P.

RA Capital Biotech Fund II, L.P.

111 Huntington Avenue, Suite 610

Boston, MA 02199

Biotechnology Value Fund, L.P.

Biotechnology Value Fund II, L.P.

BVF Investments, L.L.C.

Investment 10, L.L.C.

c/o Elizabeth Delaney

900 North Michigan Avenue, Suite 1100

Chicago, IL 60611

The Biotech Growth Trust PLC

Knightsbridge Post Venture IV, L.P.

Knightsbridge Integrated Holdings, V, L.P.

Knightsbridge Netherlands II, L.P.

Knightsbridge Netherlands III, L.P.

Knightsbridge Venture Capital VI, L.P.

c/o OrbiMed

767 Third Avenue, 30th Floor

New York, NY 10017

Schedule 1

List of Purchasers

RA Capital Biotech Fund, L.P.

RA Capital Biotech Fund II, L.P.

111 Huntington Avenue, Suite 610

Boston, MA 02199

Biotechnology Value Fund, L.P.

Biotechnology Value Fund II, L.P.

BVF Investments, L.L.C.

Investment 10, L.L.C.

c/o Elizabeth Delaney

900 North Michigan Avenue, Suite 1100

Chicago, IL 60611

The Biotech Growth Trust PLC

Knightsbridge Post Venture IV, L.P.

Knightsbridge Integrated Holdings, V, L.P.

Knightsbridge Netherlands II, L.P.

Knightsbridge Netherlands III, L.P.

Knightsbridge Venture Capital VI, L.P.

c/o OrbiMed

767 Third Avenue, 30th Floor

New York, NY 10017

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (the “Amendment”), dated as of August 7, 2007, is by and among (i) Curis, Inc., a Delaware corporation (the “Company”) and (ii) each of the undersigned persons (each, a “Purchaser” and, collectively, the “Purchasers”).

Reference is made to that certain Registration Rights Agreement, dated as of August 6, 2007, by and among the Company and the Purchasers (the “Registration Rights Agreement”).

WHEREAS, each person listed on Schedule 1 hereto (each, an “Additional Purchaser” and, collectively, the “Additional Purchasers”) desires to purchase (i) the number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) set forth next to each such Additional Purchaser’s name and (ii) warrants to purchase the number of shares of Common Stock set forth next to each such Additional Purchaser’s name (such purchases, the “Investment”); and

WHEREAS, the Company and each of the Purchasers desire to amend the Registration Rights Agreement as set forth below as an inducement to the Additional Purchasers to consummate the Investment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto enter into this Amendment and agree as follows:

1. A new section 11(i) is hereby added to the Registration Rights Agreement, which shall read as follows:

(i) Additional Purchasers. Persons or entities that, after the date hereof, purchase Common Stock or warrants to purchase Common Stock pursuant to that certain Common Stock Purchase Agreement dated August 7, 2007 by and among the Company and the purchasers named therein (the “Subsequent Purchase Agreement”) may, with the prior written approval of the Company (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page hereto, whereupon (a) they shall be deemed “Purchasers” for all purposes of this Agreement, (b) the shares of Common Stock and warrants to purchase shares of Common Stock purchased by each such purchaser pursuant to the Subsequent Purchase Agreement shall constitute “Shares” and “Warrant Shares” hereunder and (c) the shares of Common Stock issued or issuable upon the exercise of such warrants purchased pursuant to the Subsequent Purchase Agreement shall constitute “Warrant Shares” for all purposes of this Agreement .

3. Except as set forth herein, the Registration Rights Agreement shall remain in full force and effect without modification.

4. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5. This Amendment may be executed in more than one counterpart and as so executed shall constitute a single instrument, notwithstanding that all of the parties have not signed the same counterpart.

[The remainder of this page has intentionally been left blank.]

IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Amendment as of the date first above written.

CURIS, INC.

By:	/s/ Daniel R. Passeri
Name:	Daniel R. Passeri
Title:	President and Chief Executive Officer

PURCHASERS:

RA CAPITAL BIOTECH FUND, L.P.

By:	RA Capital Management, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Peter Kolchinsky
Manager

RA CAPITAL BIOTECH FUND II, L.P.

By:	RA Capital Management, LLC, its General Partner

By:	/s/ Peter Kolchinsky
Peter Kolchinsky
Manager

PURCHASERS:

BIOTECHNOLOGY VALUE FUND, L.P.

By:	BVF Partners, L.P., its general partner

By: BVF, Inc., its general partner

By:	/s/ Mark N. Lampert
Mark N. Lampert
President

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	BVF Partners L.P., general partner

By: BVF, Inc., general partner

By:	/s/ Mark N. Lampert
Mark Lampert
President

BVF INVESTMENTS, L.L.C.

By:	BVF Partners L.P., its manager

By: BVF Inc., its general partner

By:	/s/ Mark N. Lampert
Mark Lampert
President

INVESTMENT 10, L.L.C.

By:	BVF Partners L.P., its attorney-in-fact

By: BVF Inc., its general partner

By:	/s/ Mark N. Lampert
Mark Lampert
President

PURCHASERS:

THE BIOTECH GROWTH TRUST PLC

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE POST VENTURE IV L.P.

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE INTEGRATED HOLDINGS, V, LP

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE NETHERLANDS II, L.P.

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE NETHERLANDS III, LP

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

KNIGHTSBRIDGE VENTURE CAPITAL VI, L.P.

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

Schedule 1

Schedule of Additional Purchasers

Name	No. of Shares of Common Stock	No. of Warrant Shares	Aggregate Purchase Price of Stock and Warrants
Nanocap Fund, LP c/o Stephens Investment Management One Sansome St, Suite 2900 San Francisco, CA 94104	351,116	122,891	$373,499.70

Nanocap Qualified Fund, LP c/o Stephens Investment Management One Sansome St, Suite 2900 San Francisco, CA 94104	511,869	179,154	$544,500.63

Orphan Fund, LP c/o Stephens Investment Management One Sansome St, Suite 2900 San Francisco, CA 94104	547,121	191,492	$581,999.92

Counterpart Signature Page to Registration Rights Agreement Dated August 6, 2007 by

and among Curis, Inc. and the Purchasers Named Therein

By execution and delivery of this counterpart signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Registration Rights Agreement dated August 6, 2007 by and among Curis, Inc., a Delaware corporation (the “Company”), and the purchasers named therein, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), and, in connection therewith, the undersigned (i) agrees to be bound by the terms and conditions of the Registration Rights Agreement as a “Purchaser” thereunder; (ii) acknowledges and agrees that the shares of common stock, $.01 par value per share of the Company (the “Common Stock”), the warrants to purchase shares of Common Stock, and the shares of Common Stock issued or issuable upon exercise of such warrants, purchased by the undersigned pursuant to that certain Common Stock Purchase Agreement dated August 7, 2007 by and between the Company, the undersigned and the other purchasers named therein, shall constitute “Shares,” Warrants” and “Warrant Shares,” respectively, for purposes of the Registration Rights Agreement, subject to all of the terms, conditions, privileges and restrictions on Shares, Warrants and Warrant Shares thereunder, and (iii) authorizes this signature page to be attached to the Registration Rights Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

NANOCAP FUND, LP

By:	/s/ William Bradford Stephens
Name:	William Bradford Stephens
Title:	Managing Partner

c/o Stephens Investment Management One Sansome St, Suite 2900 San Francisco, CA 94104

Counterpart Signature Page to Registration Rights Agreement Dated August 6, 2007 by

and among Curis, Inc. and the Purchasers Named Therein

By execution and delivery of this counterpart signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Registration Rights Agreement dated August 6, 2007 by and among Curis, Inc., a Delaware corporation (the “Company”), and the purchasers named therein, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), and, in connection therewith, the undersigned (i) agrees to be bound by the terms and conditions of the Registration Rights Agreement as a “Purchaser” thereunder; (ii) acknowledges and agrees that the shares of common stock, $.01 par value per share of the Company (the “Common Stock”), the warrants to purchase shares of Common Stock, and the shares of Common Stock issued or issuable upon exercise of such warrants, purchased by the undersigned pursuant to that certain Common Stock Purchase Agreement dated August 7, 2007 by and between the Company, the undersigned and the other purchasers named therein, shall constitute “Shares,” Warrants” and “Warrant Shares,” respectively, for purposes of the Registration Rights Agreement, subject to all of the terms, conditions, privileges and restrictions on Shares, Warrants and Warrant Shares thereunder, and (iii) authorizes this signature page to be attached to the Registration Rights Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

NANOCAP QUALIFIED FUND, LP

By:	/s/ William Bradford Stephens
Name:	William Bradford Stephens
Title:	Managing Partner

c/o Stephens Investment Management One Sansome St, Suite 2900 San Francisco, CA 94104

Counterpart Signature Page to Registration Rights Agreement Dated August 6, 2007 by

and among Curis, Inc. and the Purchasers Named Therein

By execution and delivery of this counterpart signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Registration Rights Agreement dated August 6, 2007 by and among Curis, Inc., a Delaware corporation (the “Company”), and the purchasers named therein, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), and, in connection therewith, the undersigned (i) agrees to be bound by the terms and conditions of the Registration Rights Agreement as a “Purchaser” thereunder; (ii) acknowledges and agrees that the shares of common stock, $.01 par value per share of the Company (the “Common Stock”), the warrants to purchase shares of Common Stock, and the shares of Common Stock issued or issuable upon exercise of such warrants, purchased by the undersigned pursuant to that certain Common Stock Purchase Agreement dated August 7, 2007 by and between the Company, the undersigned and the other purchasers named therein, shall constitute “Shares,” Warrants” and “Warrant Shares,” respectively, for purposes of the Registration Rights Agreement, subject to all of the terms, conditions, privileges and restrictions on Shares, Warrants and Warrant Shares thereunder, and (iii) authorizes this signature page to be attached to the Registration Rights Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

ORPHAN FUND, LP

By:	/s/ William Bradford Stephens
Name:	William Bradford Stephens
Title:	Managing Partner

c/o Stephens Investment Management One Sansome St, Suite 2900 San Francisco, CA 94104